SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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SABA SOFTWARE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2400 Bridge Parkway
Redwood Shores, California 94065-1166

September 26, 2002

To our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Saba Software, Inc. (“Saba”). The annual meeting will be held on Thursday, November 7, 2002, at 9:00 a.m., Pacific Time, at our corporate headquarters located at 2400 Bridge Parkway, Redwood Shores, California 94065-1166.

The actions expected to be taken at the annual meeting are described in detail in the attached proxy statement and notice of annual meeting of stockholders.

Included with the proxy statement is a copy of our annual report on Form 10-K for the fiscal year ended May 31, 2002. We encourage you to read our Form 10-K. It includes information on our operations, markets, products and services, as well as our audited financial statements.

Please use this opportunity to take part in the affairs of Saba by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

We look forward to seeing you at the annual meeting.

Sincerely,

Geno P. Tolari
President and Chief Executive Officer

SABA SOFTWARE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 7, 2002

To our Stockholders:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Saba Software, Inc., a Delaware corporation, will be held at our corporate headquarters located at 2400 Bridge Parkway, Redwood Shores, California 94065-1166, on Thursday, November 7, 2002, at 9:00 a.m., Pacific Time, for the following purposes:

1.  ELECTION OF DIRECTOR.    To elect one Class II Director to serve until the 2005 annual meeting of stockholders or until his successor has been elected or appointed.

2.  APPROVAL OF AMENDMENTS TO THE SABA SOFTWARE, INC. 1997 STOCK INCENTIVE PLAN.    To approve amendments to our 1997 Stock Incentive Plan to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Internal Revenue Code of 1986, as amended.

3.  APPROVAL OF AMENDMENTS TO THE SABA SOFTWARE, INC. 2000 STOCK INCENTIVE PLAN.    To approve amendments to our 2000 Stock Incentive Plan to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Internal Revenue Code of 1986, as amended.

4.  RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.    To ratify the appointment by the Board of Directors of Ernst & Young LLP as our independent auditors for the fiscal year ending May 31, 2003.

5.  OTHER BUSINESS.    To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement, which is attached and made a part hereof.

The Board of Directors has fixed the close of business on September 18, 2002 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting.

By Order of the Board of Directors,

Peter E. Williams III
Secretary

Redwood Shores, California
September 26, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

SABA SOFTWARE, INC.
2400 Bridge Parkway
Redwood Shores, California 94065-1166

PROXY STATEMENT
November 7, 2002
Annual Meeting of Stockholders

General Information

This proxy statement is furnished to stockholders of Saba Software, Inc., a Delaware corporation, in connection with the solicitation by our Board of Directors of proxies in the accompanying form for use in voting at our annual meeting of stockholders to be held on Thursday, November 7, 2002, at 9:00 a.m., Pacific Time, at our corporate headquarters located at 2400 Bridge Parkway, Redwood Shores, California 94065-1166, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the annual meeting for the purposes set forth in the accompanying notice of annual meeting of stockholders.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to us (to the attention of Peter E. Williams III, our Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person.

Solicitation and Voting Procedures

The proxy statement and the enclosed proxy card are being mailed to the stockholders on or about September 26, 2002. This proxy statement and the accompanying proxy card are for the use by the stockholders.

The close of business on September 18, 2002 has been fixed as the record date for determining the holders of shares of our common stock entitled to notice of, and to vote, at the annual meeting. As of the close of business on the record date, we had 48,231,030 shares of common stock outstanding and entitled to vote at the annual meeting. The presence at the annual meeting of a majority, or 24,115,516, of these shares of our common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. Each outstanding share of common stock on the record date is entitled to one vote on all matters.

All expenses in connection with the solicitation of proxies will be borne by us. These costs will include the expense of preparing and mailing proxy materials for the annual meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the annual meeting to beneficial owners of our common stock. We may conduct further solicitation personally, by telephone or by facsimile through our officers, directors and employees, none of who will receive additional compensation for assisting with the solicitation.

An automated system administered by ADP-Investor Communication Services and Mellon Investor Services will tabulate votes cast by proxy at the annual meeting, and one of our officers, duly appointed by the Board of Directors, will tabulate votes cast in person at the annual meeting.

Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the annual meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have the discretionary voting power with respect to that matter and has not received instructions from the beneficial owner. Broker “non-votes” and shares as to which proxy authority has been withheld with respect to any matter are not deemed entitled to vote for purposes of determining whether stockholders’ approval of that matter has been obtained.

As a result, with respect to proposal 1, which requires a plurality vote, and proposals 2, 3 and 4, which require the affirmative vote of a majority of our common stock present and entitled to vote, broker “non-votes” have no effect. Because abstentions will be included in the tabulation of shares of our common stock entitled to vote for purposes of determining whether a proposal has been approved, abstentions have the same effect as negative votes on proposals 2, 3 and 4.

The shares represented by properly executed proxy cards will be voted at the annual meeting as indicated or, if no instructions are given, in favor of proposals 1, 2, 3 and 4. We do not presently know of any other business that may come before the annual meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The number of directors on the Board of Directors is currently fixed at seven. Our Certificate of Incorporation divides our Board of Directors into three classes designated Class I, Class II and Class III. The members of each class of directors serve staggered three-year terms. The Board of Directors is composed of two Class I Directors: Robert Cohn and Joe Kiani; two Class II Directors: Geno Tolari and Joseph Costello; and three Class III Directors: Douglas Allred, Michael Moritz and Bobby Yazdani. The term of office of the Class II Directors expires at this annual meeting, the term of office of the Class III Directors expires at the 2003 annual meeting and the term of office of the Class I Directors expires at the 2004 annual meeting. At each annual meeting of stockholders, directors will be elected for a full term of three years to succeed those directors whose terms are expiring. Directors will be elected by a plurality of votes cast.

Mr. Costello, a current member of the Board of Directors, will not be standing for re-election this year. At this time, we have not identified or nominated an individual to succeed Mr. Costello for election at this meeting. Accordingly, the Board of Directors has amended our Bylaws, effective at the annual meeting, to fix the number of directors at six. We are seeking an additional independent individual to serve on our Board of Directors as a Class II Director. We anticipate that any such additional director will be nominated and appointed after this meeting, and that the number of directors on the Board of Directors will be increased to seven to accommodate such director, solely by action of our Board of Directors as permitted by Delaware law and our Bylaws.

At the annual meeting, the stockholders will elect one Class II Director, to serve a three year term until the election and qualification of a successor at the 2005 annual meeting of stockholders, until a successor is otherwise duly elected or appointed and qualified or until the director’s earlier resignation or removal. The Board of Directors has nominated Geno Tolari for election as a Class II Director. The Board has no reason to believe that the nominee will be unable or unwilling to serve as a nominee or as a director, if elected.

Certain information about Geno Tolari, the Class II Director nominee, is furnished below:

Geno Tolari has served as our President and Chief Executive Officer since March 2002. Mr. Tolari has been a Director of Saba since April 2002. From January 1978 to March 2000, Mr. Tolari served in various positions at Sterling Software, Inc., most recently as Chief Operating Officer and Executive Vice President. Sterling Software, a provider of software products and services for applications management and systems management, as well as technical professional services for the federal government, was acquired in March 2000 by Computer Associates International, Inc. Mr. Tolari holds a B.S. from the University of Utah and a M.S. from Santa Clara University.

Required Vote

The affirmative vote of a plurality of all the votes represented in person or by proxy at the annual meeting is required to approve the foregoing proposal.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE NAMED ABOVE.

Meetings and Committees of the Board of Directors

During the fiscal year ended May 31, 2002, the Board of Directors met seven times. No director attended fewer than 75% of all the meetings of the Board of Directors and its committees on which he or she served after becoming a member of the Board of Directors. The Board of Directors has two committees: the Audit Committee and the Compensation Committee. The Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee. Although there are no formal procedures for stockholders to recommend nominations, the Board of Directors will consider stockholder recommendations. Such recommendations should be addressed to Peter E. Williams III, our Secretary, at our principal executive offices.

During our fiscal year ended May 31, 2002, the Audit Committee held four meetings and was composed of Joseph Costello, Joe Kiani and Michael Moritz. The Audit Committee oversees the accounting and financial reporting processes of Saba and audits the financial statements of Saba. The Audit Committee reviews, acts on and reports to our Board of Directors with respect to various auditing and accounting matters. The Audit Committee reviews and monitors the corporate financial reporting and the external audits of Saba, including, among other things, our internal control functions, the results and scope of the annual audit and other services provided by our independent auditors and our compliance with legal matters that have significant impact on our financial reports. In addition, the Audit Committee is responsible for the appointment, compensation and oversight of our independent auditors. See “Report of the Audit Committee of the Board of Directors.” Our Board adopted and approved a charter for the Audit Committee on October 21, 1999. The charter was amended on January 28, 2000 and September 17, 2002. A copy of the charter as currently in effect is attached hereto as Appendix A. The Board has determined that all members of the Audit Committee are “independent” as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers.

During our fiscal year ended May 31, 2002, the Compensation Committee held two meetings and was composed of Robert Cohn, Joseph Costello and Douglas Allred. The Compensation Committee establishes salaries, incentives and other forms of compensation for executive officers and other key employees. This committee also administers our incentive compensation and benefit plans.

Compensation of Directors

We do not pay directors cash compensation for their services as directors or members of committees of the Board of Directors. We do reimburse them for their reasonable expenses incurred in attending meetings of the Board of Directors. Each new non-employee director receives an option to purchase 20,000 shares of our common stock upon joining the Board of Directors. These options vest in two equal installments on the first and second annual stockholder meetings following the date of joining the Board of Directors. Each incumbent non-employee director is granted an option to purchase an additional 10,000 shares of our common stock at each annual meeting of stockholders thereafter. These options vest at the next annual meeting of stockholders. No options will be granted to any non-employee director who serves on our Board of Directors until all options for shares of common stock held by the director have fully vested. In the event of a change in control transaction, options granted to our non-employee directors under the plan become 100% vested and exercisable in full.

Below are options we have granted to members of our Board of Directors during our fiscal year ended May 31, 2002:

Name	Grant Date	Number of Options Granted	Exercise Price Per Share
Joe Kiani	11/08/01	10,000	$3.37
Michael Moritz	11/08/01	10,000	$3.37

Compensation Committee, Insider Participation and Interlocks

None of the members of our Compensation Committee is an officer or employee of Saba. No interlocking relationship exists between our Board of Directors or Compensation Committee and the Board of Directors or compensation committee of any other company, nor has such an interlocking relationship existed in the past.

PROPOSAL NO. 2

APPROVAL OF AMENDMENTS TO
THE SABA SOFTWARE, INC. 1997 STOCK INCENTIVE PLAN

Our stockholders are being asked to approve amendments to our 1997 Stock Incentive Plan in order to adopt a limit on the maximum number of shares with respect to which stock options may be granted to any individual in any fiscal year under the 1997 Stock Incentive Plan and other administrative provisions to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Internal Revenue Code of 1986, as amended. Pursuant to the proposed amendment to the 1997 Stock Incentive Plan, the maximum number of shares with respect to which options may be granted to any participant in any fiscal year will be 1,000,000 shares. However, in connection with a participant’s initial commencement of services with us, a participant may be granted stock options for up to an additional 1,500,000 shares, which shall not count against the 1,000,000 share annual limit.

The purpose of this limitation is to ensure that any options granted under the 1997 Stock Incentive Plan will qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code and therefore be exempt from the compensation deduction limit under Section 162(m) of the Internal Revenue Code. If our stockholders do not approve the amendments to the 1997 Stock Incentive Plan, any compensation expense associated with options granted under the 1997 Stock Incentive Plan (together with all other non-performance based compensation) in excess of $1 million for any of our five highest paid officers will not be deductible by us under the Internal Revenue Code.

The Board of Directors has concluded that the proposed amendments to the 1997 Stock Incentive Plan are in our best interests and the best interests of our stockholders.

Amended Plan Benefits.    As of the date of this Proxy Statement, no non-employee directors and no associates of any director, executive officer or nominee for director has been granted any options subject to shareholder approval of the proposed amendments.

A general description of the principal terms of the 1997 Stock Incentive Plan, as proposed to be amended, is set forth below. This description is qualified in its entirety by the terms of the 1997 Stock Incentive Plan, as proposed to be amended, which is attached to this proxy statement as Exhibit A and is incorporated herein by reference.

Required Vote

The affirmative vote of a majority of all the votes represented in person or by proxy at the annual meeting is required to ratify the foregoing proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE 1997 STOCK INCENTIVE PLAN.

General Description

The 1997 Stock Incentive Plan was approved by the Board of Directors and our stockholders in July 1997. Initially, 2,500,000 shares of common stock were reserved for issuance under the 1997 Stock Incentive Plan. The Board of Directors and stockholders amended the 1997 Stock Incentive Plan to increase the number of shares available for issuance under the 1997 Stock Incentive Plan in April 1999 to 7,500,000, in October 1999 to 8,615,550, in January 2000 to 9,815,550 and in March 2000 to 10,815,550. Saba will at all times reserve and keep available such number of shares of common stock as shall be sufficient to satisfy the requirements of the 1997 Stock Incentive Plan.

Pursuant to the proposed amendments, the 1997 Stock Incentive Plan will limit the number of options that may be awarded to a participant in any fiscal year to 1,000,000 shares. However, in connection with a participant’s initial commencement of services with us, a participant may be granted stock options for up to an additional 1,500,000 shares, which shall not count against the 1,000,000 share annual limit.

A total of 10,815,550 shares are currently reserved for issuance under the 1997 Stock Incentive Plan. As of September 18, 2002, options to purchase approximately 4,211,050 shares were outstanding under the 1997 Stock Incentive Plan, a total of approximately 5,841,200 options to purchase shares had been exercised under the 1997 Stock Incentive Plan, and approximately 763,300 shares remained available for issuance thereunder. As of September 18, 2002, we had 186 employees, 2 directors and 7 consultants eligible to participate in the 1997 Stock Incentive Plan.

Summary of the 1997 Stock Incentive Plan, as Amended

The principal terms of the 1997 Stock Incentive Plan, as proposed to be amended, are summarized below. This summary does not purport to be complete, and is subject to, and qualified by reference to, the provisions of the 1997 Stock Incentive Plan, as proposed to be amended, a copy of which is attached to this proxy statement as Exhibit A.

Amendments to Adopt Code Section 162(m) Limitations.    The purpose of the proposed amendments to the 1997 Stock Incentive Plan is to adopt a limit on the number of options which may be awarded to a participant in any fiscal year to 1,000,000 shares. However, in connection with a participant’s initial commencement of services with us, a participant may be granted stock options for up to an additional 1,500,000 shares, which shall not count against the 1,000,000 share annual limit. The purpose of this limitation is to ensure that any options granted under the 1997 Stock Incentive Plan will qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code and therefore be exempt from the compensation deduction limit under Section 162(m) of the Internal Revenue Code.

If the stockholders do not approve the amendments to the 1997 Stock Incentive Plan, any compensation expense associated with the options granted under the 1997 Stock Incentive Plan (together with all other non-performance based compensation) in excess of $1 million for any of our five highest paid officers will not be deductible by us under the Internal Revenue Code.

Purpose.    The purpose of the 1997 Stock Incentive Plan is to provide our employees and others who perform substantial services for us an incentive, through ownership of our common stock, to continue performing service for us, and to help us compete effectively with other enterprises for the services of qualified individuals.

Administration.    The 1997 Stock Incentive Plan is administered by the administrator, defined as either our Board of Directors or a committee designated by our Board. We intend for the compensation committee of our Board of Directors to administer the 1997 Stock Incentive Plan. The compensation committee is constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and is comprised solely of two or more “outside directors” as defined under Internal Revenue Code Section 162(m) and its applicable tax regulations. For grants of awards to individuals not subject to Rule 16b-3 and the Internal Revenue Code Section 162(m), our Board of Directors may authorize one or more officers to grant such awards.

Subject to applicable laws, the administrator has the authority, in its discretion, to select employees, directors and consultants to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of our common stock or the amount of other consideration to be covered by each award, to approve award agreements for use under the 1997 Stock Incentive Plan, to determine the terms and conditions of any award, to amend the terms of any outstanding award granted, to construe and interpret the terms of the 1997 Stock Incentive Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to take such other action not inconsistent with the terms of the 1997 Stock Incentive Plan as the administrator deems appropriate.

Eligibility.    The 1997 Stock Incentive Plan permits the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code only to our employees and those of our parent and subsidiaries. Awards other than incentive stock options may be granted to our employees, directors or consultants and those of our parent and subsidiaries.

Terms and Conditions of Awards.    The administrator is authorized to award any type of arrangement to an employee, director or consultant that is consistent with the provisions of the 1997 Stock Incentive Plan and that by its terms involves or might involve the issuance of (i) shares of common stock, (ii) an option or similar right with a fixed or variable price related to the fair market value of our common stock and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions or (iii) any other security with value derived from the value of our common stock. Subject to the terms of the 1997 Stock Incentive Plan, the administrator shall determine the provisions, terms and conditions of each award, including, but not limited to, the award vesting schedule, repurchase provisions, forfeiture provisions, forms of payment and the like.

Each award shall be designated in an award agreement. In the case of an option, the option shall be designated as either an incentive stock option or a non-qualified stock option. To the extent that the aggregate fair market value of shares of our common stock subject to options designated as incentive stock options that become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as non-qualified stock options.

Section 162(m) of the Internal Revenue Code.    Pursuant to the proposed amendment to the 1997 Stock Incentive Plan, the maximum number of shares with respect to which options may be granted to any participant in any fiscal year shall be 1,000,000 shares. However, in connection with a participant’s initial commencement of services with us, a participant may be granted stock options for up to an additional 1,500,000 shares, which shall not count against the 1,000,000 share annual limit. The foregoing limitations shall be adjusted proportionately by the administrator in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and its determination shall be final, binding and conclusive. Under Section 162(m) of the Internal Revenue Code, no deduction is allowed in any taxable year for compensation in excess of $1 million paid to our chief executive officer and each of our four most highly paid other executive officers who are serving in such capacities as of the last day of such taxable year. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options granted under such a plan and with an exercise price equal to the fair market value of our common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Internal Revenue Code or the regulations thereunder, in applying the foregoing limitation, if any option is canceled, the cancelled award shall continue to count against the maximum number of shares of common stock with respect to which an award may be granted to a participant.

While Code Section 162(m) generally became effective in 1994, a special rule allows options granted under the 1997 Stock Incentive Plan to be treated as qualifying under Section 162(m) of the Internal Revenue Code without having a per-person share limit until the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which our initial public offering occurred.

If the stockholders do not approve the amendments to the 1997 Stock Incentive Plan, any compensation expense associated with the options granted under the 1997 Stock Incentive Plan (together with all other non-

performance based compensation) in excess of $1 million for any of our five highest paid officers will not be deductible by us under the Internal Revenue Code.

Grants by Plan Administrator.    The 1997 Stock Incentive Plan authorizes the administrator to grant incentive stock options at an exercise price of not less than 100% (or 110%, in the case of incentive stock options granted to any grantee who owns stock representing more than 10% of our combined voting power or of any parent or subsidiary corporation) of the fair market value of the common stock on the date the option is granted. The per share exercise price of non-qualified stock options shall not be less than 85% of the fair market value on the date the option is granted. The exercise price of awards intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code shall not be less than 100% of the fair market value on the date the option is granted.

Subject to applicable laws, the consideration to be paid for the shares of our common stock to be issued upon exercise or purchase of an award, including method of payment, shall be determined by the administrator. In addition to any other types of consideration, the administrator may, for example, accept as consideration (i) cash, (ii) check, (iii) promissory note with such recourse, interest, security and redemption provisions as the administrator determines to be appropriate, (iv) shares of common stock, (v) the delivery of a properly executed exercise notice together with such other documentation as we and the broker, if applicable, shall require to effect an exercise and delivery to us of the amount of sale or loan proceeds required to pay the exercise price, or any combination of the foregoing methods of payment.

The term of each award shall be stated in the award agreement. However, the term of any option may not be for more than 10 years from date of grant (or 5 years in the case of an incentive stock option granted to an individual who owns stock representing more than 10% of our combined voting power or of any parent or subsidiary corporation).

Termination of Employment.    An award may not be exercised after the expiration date of such award as set forth in the award agreement. In the event a participant in the 1997 Stock Incentive Plan terminates employment, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a participant to exercise an award following termination of employment, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a non-qualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

Transferability of awards.    During their lifetime, those who hold incentive stock options cannot transfer these options other than by will or by the laws of descent or distribution. Incentive stock options may be exercised during the lifetime of the participant only by the participant; provided, however, that the participant may designate a beneficiary of his or her incentive stock option in the event of his or her death. Other awards may be transferred by will and by the laws of descent and distribution, and during the participant’s lifetime, by gift or through a domestic relations order to members of a participant’s immediate family to the extent and in the manner determined by the administrator.

Adjustments Upon Changes in Capitalization.    Subject to any required action by our stockholders, the number of shares of common stock covered by outstanding awards, the number of shares of common stock that have been authorized for issuance under the 1997 Stock Incentive Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of common stock that may be granted to any participant in a fiscal year, and the like, may be proportionally adjusted by the administrator in the event of (i) any increase or decrease in the number of issued shares of common stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting our common stock or (ii) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by us. Such adjustment shall be made by the administrator and its determination shall be final, binding and conclusive.

Corporate Transaction.    Except as otherwise provided in an individual award agreement, effective upon the consummation of a corporate transaction (as described below), all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the award are assumed by the successor entity. A corporate transaction includes (i) the sale of all or substantially all of our assets in connection with a complete dissolution or liquidation, (ii) a merger or consolidation in which we are not the surviving entity, except for a transaction the principal purpose of which is to change the state in which we are incorporated or (iii) any reverse merger in which we are the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

Amendment, Suspension or Termination of the 1997 Stock Incentive Plan.    The Board of Directors may at any time amend, suspend or terminate the 1997 Stock Incentive Plan. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to awards granted to residents therein, we will obtain stockholder approval of any amendment to the 1997 Stock Incentive Plan in such a manner and to such a degree as required. The 1997 Stock Incentive Plan will terminate in July 2007 unless previously terminated by the Board of Directors. Any amendment, suspension or termination of the 1997 Stock Incentive Plan shall not adversely affect awards already granted unless consented to by the grantee.

Certain Federal Tax Consequences

The grant of a non-qualified stock option under the 1997 Stock Incentive Plan will not result in any federal income tax consequences to the participant or to us. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to the requirement of reasonableness, certain limitations imposed by Section 162(m) of the Internal Revenue Code and the satisfaction of withholding obligations. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

The grant of an incentive stock option under the 1997 Stock Incentive Plan will not result in any federal income tax consequences to the participant or to us. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. The Internal Revenue Service recently issued proposed regulations that would subject participants to withholding at the time participants exercise an incentive stock option for Social Security, Medicare and other payroll taxes (not including income tax) based upon the excess of the fair market value of the shares on the date of exercise over the exercise price. These proposed regulations, if adopted, would be effective only for the exercise of an incentive stock option that occurs two years after the regulations are issued in final form. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. We, in the year of the disqualifying disposition, are entitled to a deduction equal to the amount of ordinary income recognized by the participant.

The “spread” under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Internal Revenue Code. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on whether the shares are held for more than one year and depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Internal Revenue Code to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The election under Section 83(b) of the Internal Revenue Code must be made within thirty days from the time the restricted stock is issued.

The foregoing summary of the federal income tax consequences of 1997 Stock Incentive Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

PROPOSAL NO. 3

APPROVAL OF AMENDMENTS TO
THE SABA SOFTWARE, INC. 2000 STOCK INCENTIVE PLAN

Our stockholders are being asked to approve amendments to our 2000 Stock Incentive Plan in order to adopt a limit on the maximum number of shares with respect to which stock options and stock appreciation rights may be granted to any individual in any fiscal year under the 2000 Stock Incentive Plan and other administrative provisions to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Internal Revenue Code of 1986, as amended. Pursuant to the proposed amendment to the 2000 Stock Incentive Plan, the maximum number of shares with respect to which options or stock appreciation rights may be granted to any participant in any fiscal year shall be 1,000,000 shares. However, in connection with a participant’s initial commencement of services with us, a participant may be granted stock options or stock appreciation rights for up to an additional 1,500,000 shares, which shall not count against the 1,000,000 share annual limit.

The purpose of this limitation is to ensure that any options or stock appreciation rights granted under the 2000 Stock Incentive Plan will qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code and therefore be exempt from the compensation deduction limit under Section 162(m) of the Internal Revenue Code. If the stockholders do not approve the amendments to the 2000 Stock Incentive Plan, any compensation expense associated with the options and stock appreciation rights granted under the 2000 Stock Incentive Plan (together with all other non-performance based compensation) in excess of $1 million for any of our five highest paid officers will not be deductible by us under the Internal Revenue Code.

The Board of Directors has concluded that the proposed amendments to the 2000 Stock Incentive Plan are in our best interests and the best interests of our stockholders.

Amended Plan Benefits.    As of the date of this Proxy Statement, no non-employee directors and no associates of any director, executive officer or nominee for director has been granted any options subject to shareholder approval of the proposed amendments.

A general description of the principal terms of the 2000 Stock Incentive Plan, as proposed to be amended, is set forth below. This description is qualified in its entirety by the terms of the 2000 Stock Incentive Plan, as proposed to be amended, which is attached to this proxy statement as Exhibit B and is incorporated herein by reference.

Required Vote

The affirmative vote of a majority of all the votes represented in person or by proxy at the annual meeting is required to ratify the foregoing proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE SABA SOFTWARE, INC. 2000 STOCK INCENTIVE PLAN.

General Description

The 2000 Stock Incentive Plan was approved by the Board of Directors in January 2000 and by our stockholders in February 2000. Initially, 6,000,000 shares of common stock were reserved for issuance under the 2000 Stock Incentive Plan. The number of shares reserved for issuance under the 2000 Stock Incentive Plan automatically increases on the first day of each of our fiscal years, beginning in fiscal year 2001, by an amount equal to five percent (5%) of the number of shares of common stock outstanding as of such date or such lesser number of shares as may be determined by the Board of Directors. However, independent of the total share reserve, the maximum aggregate number of shares available for the grant of incentive stock options under the 2000 Stock Incentive Plan is 6,000,000 shares, plus an annual increase on the first day of each of our fiscal years, beginning in fiscal year 2001, equal to the lesser of (x) 3,000,000 shares, (y) five percent (5%) of the number of shares of common stock outstanding as of such date, or (z) a lesser number of shares determined by the Board of Directors. We will at all times reserve and keep available such number of shares of common stock as shall be sufficient to satisfy the requirements of the 2000 Stock Incentive Plan.

Pursuant to the proposed amendments, the 2000 Stock Incentive Plan will limit the number of options and stock appreciation rights that may be awarded to a participant in any fiscal year to 1,000,000 shares. However, in connection with a participant’s initial commencement of services with us, a participant may be granted stock options or stock appreciation rights for up to an additional 1,500,000 shares, which shall not count against the 1,000,000 share annual limit.

A total of 10,733,726 shares are currently reserved for issuance under the 2000 Stock Incentive Plan. As of September 18, 2002, options to purchase approximately 7,411,476 shares were outstanding under the 2000 Stock Incentive Plan, a total of approximately 33,327 options to purchase shares had been exercised under the 2000 Stock Incentive Plan, and approximately 3,288,923 shares remained available for issuance thereunder. As of September 18, 2002, we had 335 employees, 3 directors and 12 consultants eligible to participate in the 2000 Stock Incentive Plan.

Summary of the 2000 Stock Incentive Plan, as Amended

The principal terms of the 2000 Stock Incentive Plan, as proposed to be amended, are summarized below. This summary does not purport to be complete, and is subject to, and qualified by reference to, the provisions of the 2000 Stock Incentive Plan, as proposed to be amended, a copy of which is attached to this proxy statement as Exhibit B.

Amendments to Adopt Code Section 162(m) Limitations.    The purpose of the proposed amendments to the 2000 Stock Incentive Plan is to adopt a limit on the number of options and stock appreciation rights which may be awarded to a participant in any fiscal year to 1,000,000 shares. However, in connection with a participant’s initial commencement of services with us, a participant may be granted stock options or stock appreciation rights for up to an additional 1,500,000 shares, which shall not count against the 1,000,000 share annual limit. The purpose of this limitation is to ensure that any options or stock appreciation rights granted under the 2000 Stock Incentive Plan will qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code and therefore be exempt from the compensation deduction limit under Section 162(m) of the Internal Revenue Code.

If the stockholders do not approve the amendments to the 2000 Stock Incentive Plan, any compensation expense associated with the options and stock appreciation rights granted under the 2000 Stock Incentive Plan (together with all other non-performance based compensation) in excess of $1 million for any of our five highest paid officers will not be deductible by us under the Internal Revenue Code.

Purpose.    The purpose of the 2000 Stock Incentive Plan is to provide our employees and others who perform substantial services for us an incentive, through ownership of our common stock, to continue performing services for us, and to help us compete effectively with other enterprises for the services of qualified individuals.

Administration.    The 2000 Stock Incentive Plan is administered by the administrator, defined as either our Board of Directors or a committee designated by our Board. We intend for the compensation committee of our Board of Directors to administer the 2000 Stock Incentive Plan. The compensation committee is constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and is comprised solely of two or more “outside directors” as defined under Internal Revenue Code Section 162(m) and its applicable tax regulations. For grants of awards to individuals not subject to Rule 16b-3 and the Internal Revenue Code Section 162(m), our Board of Directors may authorize one or more officers to grant such awards.

Subject to applicable laws, the administrator has the authority, in its discretion, to select employees, directors and consultants to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of our common stock or the amount of other consideration to be covered by each award, to approve award agreements for use under the 2000 Stock Incentive Plan, to determine the terms and conditions of any award, to amend the terms of any outstanding award granted, to construe and interpret the terms of the 2000 Stock Incentive Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to take such other action not inconsistent with the terms of the 2000 Stock Incentive Plan as the administrator deems appropriate.

Eligibility.    The 2000 Stock Incentive Plan permits the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code only to our employees and those of our parent and subsidiaries. Awards other than incentive stock options may be granted to our employees, directors or consultants and those of our parent and subsidiaries.

Terms and Conditions of Awards.    The administrator is authorized to award any type of arrangement to an employee, director or consultant that is consistent with the provisions of the 2000 Stock Incentive Plan and that by its terms involves or might involve the issuance of (i) shares of common stock, (ii) an option, stock appreciation right, or similar right with a fixed or variable price related to the fair market value of our common stock and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions or (iii) any other security with value derived from the value of our common stock. Subject to the terms of the 2000 Stock Incentive Plan, the administrator shall determine the provisions, terms and conditions of each award, including, but not limited to, the award vesting schedule, repurchase provisions, forfeiture provisions, forms of payment and the like.

Each award shall be designated in an award agreement. In the case of an option, the option shall be designated as either an incentive stock option or a non-qualified stock option. To the extent that the aggregate fair market value of shares of our common stock subject to options designated as incentive stock options that become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as non-qualified stock options.

Section 162(m) of the Internal Revenue Code.    Pursuant to the proposed amendment to the 2000 Stock Incentive Plan, the maximum number of shares with respect to which options or stock appreciation rights may be granted to any participant in any fiscal year shall be 1,000,000 shares. However, in connection with a participant’s initial commencement of services with us, a participant may be granted stock options or stock appreciation rights for up to an additional 1,500,000 shares, which shall not count against the 1,000,000 share annual limit. The foregoing limitations shall be adjusted proportionately by the administrator in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and its determination shall be final, binding and conclusive. Under Section 162(m) of the Internal Revenue Code, no deduction is allowed in any taxable year for compensation in excess of $1 million paid to our chief executive officer and each of our four most highly paid other executive officers who are serving in such capacities as of the last day of such taxable year. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of our common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Internal Revenue Code or the regulations thereunder, in applying the foregoing limitation, if any option or stock appreciation right is canceled, the cancelled award shall continue to count against the maximum number of shares of common stock with respect to which an award may be granted to a participant.

While Code Section 162(m) generally became effective in 1994, a special rule allows options and stock appreciation rights granted under the 2000 Stock Incentive Plan to be treated as qualifying under Section 162(m) of the Internal Revenue Code without having a per-person share limit until the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which our initial public offering occurred.

If the stockholders do not approve the amendment to the 2000 Stock Incentive Plan, any compensation expense associated with the options and stock appreciation rights granted under the 2000 Stock Incentive Plan (together with all other non-performance based compensation) in excess of $1 million for any of our five highest paid officers will not be deductible by us under the Internal Revenue Code.

Grants by Administrator.    The 2000 Stock Incentive Plan authorizes the administrator to grant incentive stock options at an exercise price of not less than 100% (or 110%, in the case of incentive stock options granted to any grantee who owns stock representing more than 10% of our combined voting power or of any parent or subsidiary corporation) of the fair market value of the common stock on the date the option is granted. Unless otherwise determined by the administrator, the per share exercise price of non-qualified stock options shall not be less than 85% of the fair market value on the date the option is granted. The exercise price of awards intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code shall not be less than 100% of the fair market value on the date the option is granted.

Subject to applicable laws, the consideration to be paid for the shares of our common stock to be issued upon exercise or purchase of an award, including method of payment, shall be determined by the administrator. In addition to any other types of consideration, the administrator may, for example, accept as consideration (i) cash, (ii) check, (iii) promissory note with such recourse, interest, security and redemption provisions as the administrator determines to be appropriate, (iv) shares of common stock, (v) the delivery of a properly executed exercise notice together with such other documentation as we and the broker, if applicable, shall require to effect an exercise and delivery to us of the amount of sale or loan proceeds required to pay the exercise price, or any combination of the foregoing methods of payment.

The term of each award shall be stated in the award agreement. However, the term of an incentive stock option may not be for more than 10 years from date of grant (or 5 years in the case of any grantee who owns stock representing more than 10% of our combined voting power or of any parent or subsidiary corporation).

Termination of Employment.    An award may not be exercised after the expiration date of such award as set forth in the award agreement. In the event a participant in the 2000 Stock Incentive Plan terminates employment, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a participant to exercise an award following termination of employment, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a non-qualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

Transferability of Awards.    During their lifetime, those who hold incentive stock options cannot transfer these options other than by will or by the laws of descent or distribution. Incentive stock options may be exercised during the lifetime of the participant only by the participant; provided, however, that the participant may designate a beneficiary of his or her incentive stock option in the event of his or her death. Other awards may be transferred by will and by the laws of descent and distribution, and during the participant’s lifetime, by gift or through a domestic relations order to members of a participant’s immediate family to the extent and in the manner determined by the administrator.

Adjustments Upon Changes in Capitalization.    Subject to any required action by our stockholders, the number of shares of common stock covered by outstanding awards, the number of shares of common stock that have been authorized for issuance under the 2000 Stock Incentive Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of common stock that may be granted to any participant in a fiscal year, and the like, may be proportionally adjusted by the administrator in the event of (i) any increase or decrease in the number of issued shares of common stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting our common stock, (ii) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by us or (iii) as the administrator may determine in its discretion, any other transaction with respect to common stock to which Section 424(a) of the Internal Revenue Code applies or a similar transaction; provided, however, that conversion of any of our convertible securities shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the administrator and its determination shall be final, binding and conclusive.

Corporate Transaction.    Except as otherwise provided in an individual award agreement, effective upon the consummation of a corporate transaction (as described below), all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the award are assumed by the successor entity. A corporate transaction includes (i) the sale of all or substantially all of our assets in connection with a complete dissolution or liquidation, (ii) a merger or consolidation in which we are not the surviving entity, (iii) any reverse merger in which we are the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger, or (iv) the acquisition in a single or series of related transactions by any person or related group of persons of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities.

Amendment, Suspension or Termination of the 2000 Stock Incentive Plan.    The Board of Directors may at any time amend, suspend or terminate the 2000 Stock Incentive Plan. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to awards granted to residents therein, we will obtain stockholder approval of any amendment to the 2000 Stock Incentive Plan in such a manner and to such a degree as required. The 2000 Stock Incentive Plan will terminate in January 2010 unless previously terminated by the Board of Directors. Any amendment, suspension or termination of the 2000 Stock Incentive Plan shall not adversely affect awards already granted unless consented to by the grantee.

Certain Federal Tax Consequences

The grant of a non-qualified stock option under the 2000 Stock Incentive Plan will not result in any federal income tax consequences to the participant or to us. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to the requirement of reasonableness, certain limitations imposed by Section 162(m) of the Internal Revenue Code and the satisfaction of withholding obligations. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

The grant of an incentive stock option under the 2000 Stock Incentive Plan will not result in any federal income tax consequences to the participant or to us. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. The Internal Revenue Service recently issued proposed regulations that would subject participants to withholding at the time participants exercise an incentive stock option for Social Security, Medicare and other payroll taxes (not including income tax) based upon the excess of the fair market value of the shares on the date of exercise over the exercise price. These proposed regulations, if adopted, would be effective only for the exercise of an incentive stock option that occurs two years after the regulations are issued in final form. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. we are not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. We, in the year of the disqualifying disposition, are entitled to a deduction equal to the amount of ordinary income recognized by the participant.

The “spread” under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Internal Revenue Code. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on whether the shares are held for more than one year and depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Internal Revenue Code to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The election under Section 83(b) of the Internal Revenue Code must be made within thirty days from the time the restricted stock is issued.

Recipients of stock appreciation rights, performance units or performance shares generally should not recognize income until such rights are exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participating individual will normally recognize ordinary compensation income for federal income tax purposes equal to the amount of cash and the fair market value of stock, if any, received upon such exercise. Participating individuals who are employees will be subject to withholding with respect to income recognized upon exercise of a stock appreciation right, performance unit or performance share.

We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, subject to possible limitations imposed by Section 162(m) of the Internal Revenue Code and so long as we withhold the appropriate taxes with respect to such income and the individual’s total compensation is deemed reasonable in amount. Participating individuals will recognize gain upon the disposition of any stock received on exercise of a stock appreciation right, performance unit or performance share equal to the excess of (1) the amount realized on such disposition over (2) the ordinary income recognized with respect to such stock under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the stock was held for more than one year.

Recipients of dividend equivalent rights will recognize ordinary compensation income on any dividend payments received, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a recipient, subject to the requirement of reasonableness, certain limitations imposed by Section 162(m) of the Internal Revenue Code and the satisfaction of withholding obligations.

The foregoing summary of the federal income tax consequences of 2000 Stock Incentive Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Ernst & Young LLP served as our independent auditors for the fiscal year ended May 31, 2002 and has been appointed by the Board of Directors to continue as our independent auditors for our fiscal year ending May 31, 2003. In the event that ratification of this selection of auditors is not approved by a majority of the shares of our common stock voting at the annual meeting in person or by proxy, management will reconsider its future selection of auditors.

A representative of Ernst & Young LLP is expected to be present at the annual meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions.

We have been informed by Ernst & Young LLP that neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in our company. During our fiscal year ended May 31, 2002, we incurred the following aggregate fees by Ernst & Young LLP:

Audit Fees: Aggregate fees for professional services rendered by Ernst & Young LLP for the audit of our annual financial statements for fiscal year 2002 and for the review of our financial statements included in our Forms 10-Q for fiscal year 2002 were $162,000.

All Other Fees: Aggregate fees for all other professional services rendered by Ernst & Young (other than audit fees) for fiscal year 2002 were $79,000, including audit related services of $36,000 and nonaudit services of $43,000. Audit related services generally include fees for statutory audits, business combinations, accounting consultations and registration statements filed with the Securities and Exchange Commission. Nonaudit services generally include tax compliance and tax consultations.

Required Vote

The affirmative vote of a majority of all the votes represented in person or by proxy at the annual meeting is required to ratify the foregoing proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MAY 31, 2003.

MANAGEMENT

Executive Officers and Directors

The following table sets forth certain information with respect to our executive officers and directors as of September 26, 2002:

Name	Age	Position
Bobby Yazdani	39	Chairman of the Board
Geno Tolari	59	President and Chief Executive Officer
Ronald Kisling	41	Chief Financial Officer
Peter Williams	41	Vice President, Corporate Development, General Counsel and Secretary
Douglas Allred(2)	51	Director
Robert Cohn(2)	53	Director
Joseph Costello(1)(2)	48	Director
Joe Kiani(1)	37	Director
Michael Moritz(1)	48	Director

(1)	Member of Audit Committee
(2)	Member of Compensation Committee.

Bobby Yazdani founded Saba and has served as Chairman of the Board since our inception in April 1997. From our inception, Mr. Yazdani also served as our Chief Executive Officer until March 2002 and as our President until September 2000. From 1988 until founding Saba, Mr. Yazdani served in various positions at Oracle, most recently as Senior Director. Mr. Yazdani holds a B.A. from the University of California, Berkeley.

Geno Tolari has served as our President and Chief Executive Officer since March 2002. Mr. Tolari has been a Director of Saba since April 2002. From January 1978 to March 2000, Mr. Tolari served in various positions at Sterling Software, Inc., most recently as Chief Operating Officer and Executive Vice President. Sterling Software, a provider of software products and services for applications management and systems management, as well as technical professional services for the federal government, was acquired in March 2000 by Computer Associates International, Inc. Mr. Tolari holds a B.S. from the University of Utah and a M.S. from Santa Clara University.

Ronald Kisling has served as our Chief Financial Officer since May 2002. Mr. Kisling joined Saba in June 2001 as Vice President of Finance and IT. From August 1998 to June 2001, Mr. Kisling served in various positions at SPL Worldgroup, Inc., a provider of information technology consulting and enterprise solutions, most recently as Vice President and Chief Financial Officer. Prior to joining SPL Worldgroup, Mr. Kisling spent nine years at Symantec Corporation, most recently as Vice President, Controller. Mr. Kisling began his finance career at Coopers & Lybrand, LLP in San Jose. Mr. Kisling is a graduate of Stanford University and holds a B.A. in Economics. He is also a Certified Public Accountant in the state of California.

Peter Williams has served as our Vice President, Corporate Development and General Counsel since joining us in October 1999 and has served as our Secretary since our inception in April 1997. Mr. Williams was a partner at Morrison & Foerster LLP, an international law firm, from January 1995 until March 2000. Mr. Williams holds B.A. degrees from the University of California, Los Angeles and a J.D. from Santa Clara University.

Douglas Allred has been a Director of Saba since January 2000. Mr. Allred has served as Senior Vice President, Customer Advocacy of Cisco Systems, Inc. since July 1991. Mr. Allred holds a B.S. from Washington State University.

Robert Cohn has been a Director of Saba since December 1998. From September 1997 until May 1999, Mr. Cohn served as Executive Vice President of Lucent Technologies, Inc. From June 1982 until September 1997, Mr. Cohn served as founder, Chief Executive Officer and Chairman of the Board of Octel Communications Corporation, a provider of voice messaging systems. Mr. Cohn holds a B.S. from the University of Florida and a M.B.A. from Stanford University.

Joseph Costello has been a Director of Saba since October 1999. Mr. Costello has served as Chairman and Chief Executive Officer of think3, Inc., a mechanical CAD company specializing in 3-D design software, since February 1998. From March 1987 until October 1997, Mr. Costello served as President and Chief Executive Officer of Cadence Design Systems, Inc., a provider of product development services and technology to electronics companies. Mr. Costello also presently serves as Chairman of Zamba Corporation, a dedicated customer care consulting company. Mr. Costello holds a B.S. from Harvey Mudd College, a M.S. from Yale University and a M.S. from the University of California, Berkeley.

Joe Kiani has been a Director of Saba since July 1997. Mr. Kiani is the Founder of Masimo Corporation, a provider of signal processing and sensor technology to the medical device industry, and has served as its Chief Executive Officer and Chairman of the Board since Masimo’s inception in 1989. Mr. Kiani holds a B.S. and M.S. from San Diego State University.

Michael Moritz has been a Director of Saba since August 1998. Mr. Moritz has been a General Partner of Sequoia Capital, a venture capital firm, since 1986. Mr. Moritz serves as a Director of Flextronics Corporation, a provider of electronics products manufacturing and logistical services; Yahoo! Inc., a global Internet communications, commerce and media company; and PayPal, a provider of a secure online payment system, in addition to several private companies. Mr. Moritz holds an M.A. from Christ Church, Oxford.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of September 18, 2002 by:

•	each person who is known by us to beneficially own more than 5% of our outstanding shares of common stock,

•	each of our directors,

•	each of the named executive officers appearing in the summary compensation table below (the “Named Executive Officers”), and

•	all current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of September 18, 2002 are deemed outstanding. Percentage of beneficial ownership as of September 18, 2002 is based upon 48,231,030 shares of common stock. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in this table is: c/o Saba Software, Inc., 2400 Bridge Parkway, Redwood Shores, California 94065-1166.

	Shares Beneficially Owned
Name	Number	Percent
Bobby Yazdani(1)	6,963,424	14.4%
Geocapital, LLC(2) 825 Third Avenue, New York, NY 10022-7519	3,686,200	7.6%
Berkeley International Capital Limited (3) Minden House 6 Minden Place St. Helier, Jersey JE2 4WQ, C.I.	2,456,151	5.1%
Peter Williams(4)	659,750	1.4%
Terry Carlitz	655,000	1.4%
Michael Moritz(5) 3000 Sand Hill Road, Suite 280 Menlo Park, CA 94025	468,864	1.0%
Joe Kiani(6)	353,800	*
Robert Cohn(7)	272,709	*
Douglas Allred(8)	265,789	*
Geno Tolari	250,000	*
Joseph Costello(9)	232,012	*
Nigel Pullan(10)	131,250	*
Ronald Kisling(11)	95,175	*
All current executive officers and directors as a group (9 persons)(12)	9,561,523	19.6%

*	Less than 1%.
(1)	Includes 60,000 shares subject to options exercisable within 60 days of September 18, 2002.
(2)
Geocapital, LLC is considered beneficial owner of these shares, which were acquired for certain advisory clients. Geocapital, LLC has no voting power over the shares and has sole dispositive power over the shares. Based upon information supplied in a Schedule 13-G filed with the Securities and Exchange Commission on February 13, 2002.
(3)
Berkeley International Capital Limited has sole voting and dispositive power over all shares shown. Based upon information supplied in a Schedule 13-G filed with the Securities and Exchange Commission on January 9, 2002.

(4)	Includes 196,875 shares of common stock subject to a right of repurchase in favor of Saba that lapses over time; and 6,250 shares subject to options exercisable within 60 days of September 18, 2002.
(5)	Includes 20,000 shares of subject to options exercisable within 60 days of September 18, 2002.
(6)	Includes 120,000 shares subject to options exercisable within 60 days of September 18, 2002.
(7)	Includes 17,160 shares of common stock subject to a right of repurchase in favor of Saba that lapses over time.
(8)	Includes 92,679 shares of common stock subject to a right of repurchase in favor of Saba that lapses over time.
(9)	Includes 83,412 shares of common stock subject to a right of repurchase in favor of Saba that lapses over time.
(10)	Includes 131,250 shares subject to options exercisable within 60 days of September 18, 2002.
(11)	Includes 94,375 shares subject to options exercisable within 60 days of September 18, 2002.
(12)
Includes (i) 390,126 shares of common stock subject to a right of repurchase in favor of Saba that lapses over time and (ii) 431,875 shares subject to options exercisable within 60 days of September 18, 2002 held by all executive officers and directors of Saba.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

The following table sets forth certain information concerning compensation during our last three fiscal years of (i) our Chief Executive Officer, (ii) our three other executive officers and (iii) two additional individuals that served as executive officers during a portion, but not at the end, of our fiscal year ended May 31, 2002 (collectively, our “Named Executive Officers”):

Long-Term Compensation Awards
Annual Compensation
Securities Underlying Options (#)
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)
Bobby Yazdani(2) Chairman of the Board	2002 2001 2000	$120,000 240,000 251,640	$	— — 38,577	— — —

Geno Tolari(3) President and Chief Executive Officer	2002	45,513		—	2,400,000

Ronald Kisling(4) Chief Financial Officer	2002 2001	162,404 —		— 50,000	225,000 —

Peter Williams Vice President Corporate Development, General Counsel and Secretary	2002 2001 2000	200,000 150,000 79,327		— — 32,292	20,000 — —

Nigel Pullan(5) Senior Vice President International Sales	2002 2001	282,071 9,800		— —	260,000 300,000

Terry Carlitz(6) Chief Financial Officer and Director	2002 2001 2000	192,945 150,000 128,077		— — 16,154	25,000 — —

(1)	Includes bonus amounts in the year earned rather than the year paid.
(2)	Mr. Yazdani served as our Chief Executive Officer until March 2002.
(3)	Mr. Tolari joined as President and Chief Executive Officer in March 2002.
(4)	Mr. Kisling was promoted to Chief Financial Officer in May 2002.
(5)	Mr. Pullan served as an executive officer from the time he joined us in May 2001 through May 2002, and continues to serve as our Senior Vice President of International Sales.
(6)	Ms. Carlitz resigned as a Director in April 2002 and as Chief Financial Officer in May 2002. Does not include $92,500 paid upon termination of employment.

Severance and Change of Control Arrangements

During our fiscal year ended May 31, 2002, we entered into an employment offer letter with Mr. Tolari that includes change of control provisions. These provisions provide that, upon a change of control of Saba, 50% of all unvested stock options held by Mr. Tolari will be accelerated and become vested. 60% of these accelerated options will be exercised, the shares of common stock issued upon such exercise will be sold and the proceeds from such sale will be held in trust. The proceeds from the trust will be distributed to Mr. Tolari on the earlier of (i) the 12-month anniversary of the change of control if Mr. Tolari continues to provide services to us at such time, (ii) a termination by us of Mr. Tolari’s service relationship with us without cause (including constructive termination), (iii) the date of Mr. Tolari’s death and (iv) the date that Mr. Tolari shall not be able to carry out his responsibilities due to a physical or mental disability. If Mr. Tolari’s service relationship with us is terminated prior to the 12-month anniversary of the change of control (other than by us without cause or as a result of death or disability), the proceeds held in trust will be forfeited and distributed to us.

The remaining unvested stock options that are not accelerated on the date of the change of control will vest in equal quarterly installments over the balance of the original four year vesting period; provided, that (i) if Mr. Tolari continues to provide services to us for 12 months after the change of control, an additional 50% of all unvested stock options held by Mr. Tolari as of such 12-month anniversary will be accelerated and become vested and (ii) if Mr. Tolari’s service relationship with us is terminated by us without cause (including constructive termination), 100% of all unvested stock options held by Mr. Tolari will be accelerated and become vested.

We also entered into a severance agreement with Mr. Yazdani during our fiscal year ended May 31, 2002, which provides that if Mr. Yazdani’s service relationship with us is terminated by us for any reason other than cause (including constructive termination), Saba will (i) pay to Mr. Yazdani, either in a lump sum or as a salary continuation as determined by us, an amount equal to 24 months of Mr. Yazdani’s then-current base salary and (ii) maintain in effect for 24 months all employee benefit plans and programs (other than plans or programs relating to our equity securities) in which Mr. Yazdani was entitled to participate immediately prior to the date of termination.

Option Grants in Last Fiscal Year

The following table sets forth certain information for each of our Named Executive Officers concerning stock options granted to them during the fiscal year ended May 31, 2002.

	Individual Grants					Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term (5)
	Number of Securities Underlying Options Granted (#) (1)	% of Total Options Granted to Employees in Fiscal Year (2)		Exercise Price Per Share ($/Sh) (3)	Expiration Date (4)
Name						5% ($)	10% ($)
Bobby Yazdani	—	—		—	—	—	—

Geno Tolari	2,000,000 400,000	28.6 5.7	% %	$4.03 10.00	03/26/08 03/26/08	$2,741,171 —	$6,218,782 —

Ronald Kisling	225,000	3.2%		2.03	10/25/07	155,339	155,339

Peter Williams	20,000	0.3%		2.03	10/25/07	13,808	13,808

Nigel Pullan	60,000 200,000	0.9 2.9	% %	2.03 3.13	10/25/07 05/10/08	41,424 212,900	41,424 212,900

Terry Carlitz	25,000	0.4%		2.03	10/25/07	17,260	17,260

(1)
Options granted pursuant to our 1997 and 2000 Stock Incentive Plans. Except for 35,000 shares subject to Mr. Kisling’s option that vested immediately upon grant, 25% of the options granted vest one year from the date of grant. Thereafter, the remaining 75% of the options granted vest in equal installments over the next three years.

(2)	In the fiscal year ended May 31, 2002, we granted options to employees to purchase an aggregate of 6,996,140 shares.
(3)
The exercise price per share of options granted represented the fair market value of the underlying shares of common stock on the date the options were granted, except for the $10.00 exercise price per share of the

400,000 shares granted to Mr. Tolari. The exercise price of $10.00 per share represented an above-market grant at greater than the fair market value of our common stock on the date of grant.
(4)
Subject to earlier termination upon the occurrence of certain events related to termination of employment, generally the options granted under the 1997 Stock Incentive Plan have a term of ten years and those granted under the 2000 Stock Incentive Plan have a term of six years.

(5)
The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future common stock prices.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

The following table sets forth certain information concerning exercises of stock options during the fiscal year ended May 31, 2002 by each of our Named Executive Officers and the number and value of unexercised options held by each of our Named Executive Officers on May 31, 2002.

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at May 31, 2002 (#)		Value of Unexercised In-the-Money Options at May 31, 2002 ($) (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Bobby Yazdani	—	—	—	—	—	—
Geno Tolari	—	—	—	2,400,000	—	—
Ronald Kisling	—	—	35,000	190,000	$16,450	$89,300
Peter Williams	—	—	—	20,000	—	9,400
Nigel Pullan	—	—	75,000	485,000	—	28,200
Terry Carlitz	—	—	—	25,000	—	11,750

(1)	Value of “in-the-money” stock options represents the positive spread between the exercise price of stock options and the fair market value for our common stock on May 31, 2002, which was $2.50.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of May 31, 2002 including the 1997 Stock Incentive Plan, the 2000 Stock Incentive Plan and the 2000 Employee Stock Purchase Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders
Option Plans	12,277,981	$6.53	1,251,603
Employee Stock Purchase Plan	—	—	2,638,192
Equity compensation plans not approved by security holders
Warrants(1)	76,667	$21.13	—

(1)
In May 2001, as partial consideration for a retained executive search, we issued a warrant to a third party to purchase 76,667 shares of common stock. The warrant was immediately exercisable and expires on October 13, 2003.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee of the Board of Directors, Report of the Audit Committee of the Board of Directors and the Stock Performance Graph shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any such filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Report of the Compensation Committee of the Board of Directors

The Compensation Committee of the Board of Directors was formed in April 2000. Robert Cohn and Joseph Costello have served on the Compensation Committee since formation and Douglas Allred was appointed to serve on the Compensation Committee effective June 28, 2001. Decisions concerning the compensation of our executive officers are made by the Compensation Committee and reviewed by the full Board of Directors (excluding any interested director).

Executive Officer Compensation Programs

The objectives of the executive officer compensation program are to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills, through competitive base salary, annual cash bonus incentives, long-term incentive compensation in the form of stock options, and various benefits, including medical and life insurance plans.

The executive compensation policies of the Compensation Committee are intended to combine competitive levels of compensation and rewards for above average performance and to align relative compensation with the achievements of key business objectives, optimal satisfaction of customers and maximization of stockholder value. The Compensation Committee believes that stock ownership by management is beneficial in aligning management and stockholder interests, thereby enhancing stockholder value.

Base Salaries.    Salaries for our executive officers are determined primarily on the basis of the executive officer’s responsibility, general salary practices of peer companies and the officer’s individual qualifications and experience. The base salaries are reviewed annually and may be adjusted by the Compensation Committee in accordance with certain criteria which include individual performance, the functions performed by the executive officer, the scope of the executive officer’s on-going duties, general changes in the compensation peer group in which we compete for executive talent, and our financial performance generally. The weight given to each such factor by the Compensation Committee may vary from individual to individual.

Incentive Bonuses.    The Compensation Committee believes that a cash incentive bonus plan can serve to motivate our executive officers and management to address annual performance goals, using more immediate measures for performance than those reflected in the appreciation in value of stock options. The bonus amounts are based upon recommendations by management and a subjective consideration of factors including such officer’s level of responsibility, individual performance, contributions to our success and our financial performance generally.

Stock Option Grants.    Stock options may be granted to executive officers and other employees under the 1997 Stock Incentive Plan and the 2000 Stock Incentive Plan (collectively, the “Plans”). Because of the direct relationship between the value of an option and the stock price, the Compensation Committee believes that options motivate executive officers to manage Saba in a manner that is consistent with stockholder interests. Stock option grants are intended to focus the attention of the recipient on our long-term performance which we believe results in improved stockholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earnings potential. To this end, stock options generally vest and become fully exercisable over a four-year period. The principal factors considered in granting stock options to executive officers of Saba are prior performance, level of responsibility, other compensation and the executive officer’s ability to influence our long-term growth and profitability. However, the Plans do not provide any quantitative method for weighing these factors, and a decision to grant an award is primarily based upon a subjective evaluation of the past as well as future anticipated performance.

Other Compensation Plans.    We have adopted certain general employee benefit plans in which executive officers are permitted to participate on parity with other employees. We also provide a 401(k) deferred compensation pension plan.

Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code (“IRC”) disallows a deduction by Saba for compensation exceeding $1.0 million paid to certain executive officers, excluding, among other things, performance based compensation. Because the compensation paid to the executive officers has not approached the limitation, the Compensation Committee has not had to use any of the available exemptions from the deduction limit. The Compensation Committee remains aware of the IRC Section 162(m) limitations and the available exemptions and will address the issue of deductibility when and if circumstances warrant the use of such exemptions.

Chief Executive Officer Compensation

The compensation of our Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. The Compensation Committee established an annual base salary of $250,000 for Mr. Tolari at the time he joined Saba as President and Chief Executive Officer in March 2002. Mr. Tolari’s base salary earned during the fiscal year ended May 31, 2002 was $45,513. Mr. Tolari’s base salary was established in part by comparing the base salaries of chief executive officers at other companies of similar size in the high-technology industry. Mr. Tolari’s base salary was at the approximate median of the base salary range for chief executive officers of comparative companies. Mr. Tolari was granted options to purchase up to 2,400,000 shares of Saba’s common stock during the fiscal year ended May 31, 2002.

Mr. Yazdani, who served as Saba’s Chief Executive Officer through March 2002, earned a base salary of $120,000 during the fiscal year ended May 31, 2002.

MEMBERS OF OUR COMPENSATION COMMITTEE

Douglas Allred
Robert Cohn
Joseph Costello

Report of the Audit Committee of the Board of Directors

The Audit Committee oversees Saba’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the annual report on Form 10-K with management including a discussion of the quality, not just acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Since the effective date of the Sarbanes-Oxley Act of 2002, the Committee has become responsible for the appointment, compensation and oversight of the work of our independent auditors.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Saba’s accounting principles and such other matters as are required to be discussed under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors’ independence from management and Saba including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors’ independence.

The committee discussed with Saba’s independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Saba’s internal controls, and the overall quality of Saba’s financial reporting. The committee held four meetings during fiscal 2002.

The committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors’ independence.

In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended May 31, 2002 for filing with the Securities and Exchange Commission. The committee and the Board have also recommended, subject to stockholder approval, the selection of Saba’s independent auditors.

Finally, the committee reviewed and reassessed the adequacy of the Audit Committee charter. In light of the requirements of the Sarbanes-Oxley Act of 2002, the committee recommended to the Board, and the Board approved, amendments to the charter (a copy of the charter, as amended, is attached hereto as Appendix A) conforming the charter to the current requirements of the Sarbanes-Oxley Act of 2002. Aside from that amendment, the committee concluded that no changes are currently advisable. The committee noted that further changes may need to be made when the Securities and Exchange Commission and the national securities exchange or association with which our shares are listed take further actions carrying out their responsibilities under the Sarbanes-Oxley Act of 2002.

MEMBERS OF OUR AUDIT COMMITTEE

Joseph Costello
Joe Kiani
Michael Moritz

Stock Performance Graph

The following line graph compares the yearly percentage change in the cumulative total stockholder return on our common stock from April 7, 2000, the date of our initial public offering, through the end of our fiscal year ended May 31, 2002 with the percentage change in cumulative total stockholder return for (i) the Nasdaq Stock Market—U.S. Index, (ii) the JP Morgan H&Q Technology Index and (iii) the RDG Technology Composite Index. In March 2002, the JP Morgan H&Q Technology Index was discontinued. As a result, for comparative purposes, we added the RDG Technology Composite Index. The comparison assumes an investment of $100 on April 7, 2000 and reinvestment of dividends, if any. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

CUMULATIVE TOTAL STOCKHOLDER RETURN

Index
	4/7/00	May-00	Aug-00	Nov-00	Feb-01	May-01	Aug-01	Nov-01	Feb-02	May-02
SABA SOFTWARE, INC.	100.00	97.92	190.83	90.83	58.33	79.27	55.00	38.33	25.60	16.67
NASDAQ STOCK MARKET (U.S.)	100.00	73.96	91.96	56.58	46.51	45.90	39.33	42.15	37.78	35.29
JP MORGAN H&Q TECHNOLOGY	100.00	78.43	98.89	57.38	46.80	45.26	—	—	—	—
RDG TECHNOLOGY COMPOSITE	100.00	79.45	92.80	56.73	44.79	44.28	35.67	39.33	34.45	30.93

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the compensation arrangements described in “Executive Compensation and Related Information”, since June 1, 2001, there has not been nor is there currently proposed any transaction or series of similar transactions required to be disclosed to which we or any of our subsidiaries were or will be a party in which the amount involved exceeds $60,000 and in which any executive officer, director, beneficial owner of more than five percent of our common stock or member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting.    For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice therefore in writing to our Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices between July 11, 2003 and August 10, 2003. A stockholder’s notice to our Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of Saba which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business.

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.  Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and intended to be presented at our 2003 annual meeting of stockholders must be received by us not later than May 27, 2003 in order to be considered for inclusion in our proxy materials for that annual meeting.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance.    Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission and the Nasdaq National Stock Market. Reporting Persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, we believe that during fiscal 2002, all Reporting Persons complied with all applicable filing requirements.

Other Matters.    The Board of Directors knows of no other business, which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

Peter E. Williams III
Secretary

Redwood Shores, California
September 26, 2002

Appendix A

CHARTER OF THE AUDIT COMMITTEE

As Amended on January 28, 2000 and September 17, 2002

PREAMBLE

On July 30, 2002, the Sarbanes-Oxley Act of 2002 (the “Act”) became effective. The Act contemplates implementation of its provisions in the future, for example, by rule making actions of the Securities and Exchange Commission (the “SEC”). Pending completion of those actions, this Charter has initially been amended as set forth below. When the steps needed to comply with the requirements of the Act are better understood, this Charter will be further amended as necessary or appropriate to meet all requirements of the Act, the SEC and the National Association of Securities Dealers (the “NASD”) applicable to Nasdaq listed issuers.

PURPOSE:

The Audit Committee of Saba Software, Inc. is appointed by its Board of Directors to oversee the accounting and financial reporting processes of Saba Software, Inc. and its subsidiaries’ (the “Company”) and audits of the financial statements of the Company. The Audit Committee will make such examinations as are necessary to monitor the Company’s systems of internal control, corporate financial reporting and its internal and external audits, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the Board of Directors’ attention.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors shall from time to time prescribe.

STATEMENT OF POLICY:

The Audit Committee shall oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. In so doing, the Committee shall endeavor to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Company. In addition, the Committee shall review the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC and the NASD applicable to Nasdaq listed issuers.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three (3) members of the Board of Directors.

Each member of the Audit Committee shall be an independent director. For purposes hereof, an “independent director” shall be one:

1.
who accepts no consulting, advisory or other compensatory fee from the Company other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board or is not otherwise an affiliated person of the Company, and

2.	who is free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.

Each member of the Audit Committee shall be able to read and understand fundamental financial statements, in accordance with the applicable rules and regulations of the NASD applicable to Nasdaq listed issuers. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s possessing the requisite financial sophistication, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

POWERS:

The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Audit Committee shall be empowered to engage independent counsel and other advisers, as it determines necessary to carry out its duties. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those tasks are the responsibility of management and the independent auditor. The Board of Directors and the Audit Committee are in place to represent the Company’s stockholders. Accordingly, the independent auditor is ultimately accountable to the Board of Directors and the Audit Committee.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

1.	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls;

2.	With respect to the Company’s independent auditors:

(a)    The Audit Committee is responsible for the appointment, compensation and oversight of the work of the Company’s independent auditors. The Committee shall preapprove all auditing services (including the provision of comfort letters) and non-audit services provided by the independent auditors to the Company, other than as may be allowed by applicable law. The Committee may delegate to one or more designated Committee members the authority to grant preapprovals required by the foregoing sentence. The decisions of any Committee member to whom authority is delegated hereunder shall be presented to the Committee at each of its scheduled meetings. The independent auditors shall be ultimately accountable to the Board and to the Committee as representatives of the Company’s stockholders;

(b)    Reviewing the independence of the independent auditors, including a review of management consulting services, and related fees, provided by the independent auditors. The Committee shall request that the independent auditors at least annually provide a formal written statement delineating all relationships between the independent auditors and the Company consistent with the rules of the NASD applicable to Nasdaq listed issuers and request information from the independent auditors and management to determine the presence or absence of a conflict of interest. The Committee shall actively engage the auditors in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors;

(c)    Reviewing the independent auditors’ proposed audit scope and approach; reviewing the performance of the independent auditors, who shall be accountable to the Board and the Audit Committee; reviewing fee arrangements with the independent auditors;

(d)    Reviewing the independent auditors’ reports regarding critical accounting policies, alternative treatments of financial information and other material written communications between the independent auditors and management; reviewing the effect or potential effect of any regulatory regime, accounting initiatives or off-balance sheet structures on the Company’s financial statements; and reviewing any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies;

(e)    Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors, any significant difficulties or disputes with management encountered during the course of the audit and any other matters that the Audit Committee, the independent auditor, or senior management believe should be discussed privately with the Audit Committee;

(f)    Recommending the appointment of independent auditors to the Board of Directors;

3.
Reviewing and discussing with management, before release, the audited financial statements and Management’s Discussion and Analysis in the Company’s annual report on Form 10-K and make a recommendation to the Board whether or not the audited financial statements should be included in the Company’s Annual Report on Form 10-K;

4.	Reviewing and discussing with management, before release, the unaudited quarterly operating results in the Company’s quarterly earnings release;

5.
Overseeing compliance with the requirements of the SEC and the applicable rules and regulations of the NASD applicable to Nasdaq listed issuers for disclosure of independent auditor’s services and audit committee members and activities;

6.	Reviewing management’s monitoring of compliance with the Company’s Standards of Business Conduct and with the Foreign Corrupt Practices Act;

7.	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

8.	Providing oversight and review of the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments;

9.	If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

10.	Reviewing related party transactions for potential conflicts of interest;

11.	Providing a report in the Company’s proxy statement in accordance with the requirements of Item 306 of Regulations S-K and S-B and Item 7(e)(3) of Schedule 14A;

12.	Obtaining from the independent auditor assurance that it has complied with Section 10A of the Securities Exchange Act of 1934;

13.
Establishing procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters;

14.
Reviewing policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent auditors;

15.	Reviewing and reassess the adequacy of this Charter annually; and

16.	Performing other oversight functions as requested by the full Board of Directors.

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee’s examinations and recommendations.

MEETINGS:

The Audit Committee will meet at least two times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor’s examination and management report.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

Exhibit A

SABA SOFTWARE, INC.

AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN, AS AMENDED
(amended and restated on June 1, 1998)
(further amended on April 5, 1999)
(further amended on October 21, 1999)
(further amended January 28, 2000)
(further amended on March 15, 2000)
(further amended on March 26, 2002)
(further amended on September 17, 2002)

1.  Purposes of the Plan.    The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.

2.  Definitions.    As used herein, the following definitions shall apply:

(a)    “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b)    “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, California corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

(c)    “Award” means the grant of an Option, Restricted Stock, or other right or benefit under the Plan.

(d)    “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(e)    “Board” means the Board of Directors of the Company.

(f)    “Code” means the Internal Revenue Code of 1986, as amended.

(g)    “Committee” means any committee appointed by the Board to administer the Plan.

(h)    “Common Stock” means the common stock of the Company.

(i)    “Company” means Saba Software, Inc., a Delaware corporation.

(j)    “Consultant” means any person who is engaged by the Company or Related Entity to render consulting or advisory services as an independent contractor and is compensated for such services.

(k)    “Continuous Status as an Employee, Director or Consultant” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

(l)    “Corporate Transaction” means any of the following stockholder-approved transactions to which the Company is a party:

(i)    a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

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(ii)    the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

(iii)    any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

(m)    “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(n)    “Director” means a member of the Board.

(o)    “Employee” means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

(p)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)    In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(r)    “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(s)    “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

(t)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code

(u)    “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(v)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)    “Option” means a stock option granted pursuant to the Plan.

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(x)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y)    “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(z)    “Plan” means this Amended and Restated 1997 Stock Incentive Plan.

(aa)    “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds an ownership interest, directly or indirectly.

(bb)    “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(cc)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(dd)    “Share” means a share of the Common Stock.

(ee)    “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.  Stock Subject to the Plan.

(a)    Subject to the provisions of Section 10(a), below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 10,815,550 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)    If an Award expires or becomes unexercisable without having been exercised in full, or if any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such unissued or retained Shares shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.  Administration of the Plan.

(a)    Plan Administrator.

(i)    Administration with Respect to Directors and Officers.    With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)    Administration With Respect to Consultants and Other Employees.    With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(iii)    Administration With Respect to Covered Employees.    Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of

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two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(b)    Powers of the Administrator.    Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)    to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)    to determine whether and to what extent Awards are granted hereunder;

(iii)    to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)    to approve forms of Award Agreement for use under the Plan;

(v)    to determine the terms and conditions of any Award granted hereunder;

(vi)    to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(vii)    to amend the terms of any outstanding Award granted under the Plan, including a reduction in the exercise price of any Award to reflect a reduction in the Fair Market Value of the Common Stock since the grant date of the Award, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

(viii)    to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and

(ix)    to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

(c)    Effect of Administrator’s Decision.    All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

5.  Eligibility.    Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

6.  Terms and Conditions of Awards.

(a)    Types of Awards.    The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, or similar right with an exercise or conversion privilege at a fixed or variable price related to the Common Stock and/or the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Common Stock or securities issued by a Related Entity. Such awards include, without limitation, Options, and sales or bonuses of Restricted Stock. An Award may consist of one such security or benefit, or two or more of them in any combination or alternative.

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(b)    Designation of Award.    Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

(c)    Conditions of Award.    Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(d)    Individual Option Limit.    The maximum number of Shares with respect to which Options and may be granted to any Grantee in any fiscal year of the Company shall be one million (1,000,000) Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options for up to an additional one million five hundred thousand (1,500,000) Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option is canceled, the canceled Option shall continue to count against the maximum number of Shares with respect to which Options may be granted to the Grantee. For this purpose, the repricing of an Option shall be treated as the cancellation of the existing Option and the grant of a new Option.

(e)    Early Exercise.    The Award may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or to any other restriction the Administrator determines to be appropriate.

(f)    Term of Award.    The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(g)    Transferability of Awards.    Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee’s Incentive Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Other Awards may be transferred by gift or through a domestic relations order to members of the Grantee’s Immediate Family to the extent provided in the Award Agreement or in the manner and to the extent determined by the Administrator.

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(h)    Time of Granting Awards.    The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

7.  Award Exercise or Purchase Price, Consideration, Taxes and Reload Options.

(a)    Exercise or Purchase Price.    The exercise or purchase price, if any, for an Award shall be as follows:

(i)    In the case of an Incentive Stock Option:

(A)    granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B)    granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)    In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

(iii)    In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(b)    Consideration.    Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i)    cash;

(ii)    check;

(iii)    delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an Applicable Law and would not result in an accounting compensation charge with respect to the use of such promissory note to pay the exercise price unless otherwise determined by the Administrator);

(iv)    surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

(v)    delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Award and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

(vi)    any combination of the foregoing methods of payment.

(c)    Taxes.    No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any

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foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

(d)    Reload Options.    In the event the exercise price or tax withholding of an Option is satisfied by the Company or the Grantee’s employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

8.  Exercise of Award.

(a)    Procedure for Exercise; Rights as a Stockholder.

(i)    Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii)    An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10(a), below.

(b)    Exercise of Award Following Termination of Continuous Service.

(i)    An Award may not be exercised after the expiration date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii)    Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii)    Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9.  Conditions Upon Issuance of Shares.

(a)    Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

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10.  Adjustments Upon Changes in Capitalization or Corporate Transaction.

(a)    Adjustments upon Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the maximum number of Shares with respect to which Options may be granted to any Grantee in any fiscal year of the Company, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other similar event resulting in an increase or decrease in the number of issued shares of Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

(b)    Corporate Transaction.    Except as provided otherwise in an individual Award Agreement, in the event of any Corporate Transaction, each outstanding Award will terminate immediately prior to the specified effective date of such Corporate Transaction, unless the Award is assumed or an equivalent Award is substituted by the successor corporation or a Parent or Subsidiary of such successor corporation. For the purposes of this subsection, the Award shall be considered assumed or substituted for an equivalent Award if, following the Corporate Transaction, the Award confers, for each Share subject to the Award immediately prior to the Corporate Transaction, (i) the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of Common Stock for each Share subject to the Award held on the effective date of the Corporate Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares), or (ii) the right to purchase such consideration in the case of an Option or similar Award; provided, however, that if such consideration received in the Corporate Transaction was not solely common stock of the successor corporation or its Parent or a Subsidiary, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise or exchange of the Award for each Share subject to the Award to be solely common stock of the successor corporation or its Parent or a Subsidiary equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction.

11.  Term of Plan.    The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated.

12.  Amendment, Suspension or Termination of the Plan.

(a)    The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)    No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)    No suspension or termination of the Plan shall adversely affect any rights under Awards already granted to a Grantee.

13.  Reservation of Shares.

(a)    The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any

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Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14.  No Effect on Terms of Employment/Consulting.    The Plan shall not confer upon any Grantee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

15.    Plan Approval.    The Plan was adopted by the Board and the stockholders in July of 1997. In June 1998 the Board amended and restated the Plan and in August 1998 the stockholders approved the amended and restated Plan. In April 1999 the Board and stockholders of the Company amended the Plan to increase the number of shares available for the issuance of Awards under the Plan. In October 1999 and November 1999 the Board and the stockholders of the Company, respectively, approved an amendment the Plan to increase the number of shares available for the issuance of Awards under the Plan. In January 2000 and March 2000 the Board and stockholders of the Company amended the Plan to increase the number of shares available for the issuance of Awards under the Plan. On March 26, 2002, the Board adopted and approved an amendment to the Plan to permit increased transferability of Non-Qualified Stock Options in the discretion of the Administrator. On September 17, 2002, the Board adopted and approved an amendment of the Plan to (a) adopt a limit on the maximum number of Shares with respect to which Options may be granted to any Grantee in any fiscal year of the Company and certain other administrative provisions to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Code, which amendments are subject to approval by the stockholders of the Company, and (b) update certain provisions of the Plan to comply with the requirements under Rule 16b-3 and reflect that the Company is publicly traded.

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Exhibit B

SABA SOFTWARE, INC.

2000 STOCK INCENTIVE PLAN, AS AMENDED
(amended September 17, 2002)

1.  Purposes of the Plan.    The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.

2.  Definitions.    As used herein, the following definitions shall apply:

(a)    “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b)    “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c)    “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

(d)    “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

(e)    “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(f)    “Board” means the Board of Directors of the Company.

(g)    “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i)    the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii)    a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(h)    “Code” means the Internal Revenue Code of 1986, as amended.

(i)    “Committee” means any committee appointed by the Board to administer the Plan.

(j)    “Common Stock” means the common stock of the Company.

(k)    “Company” means Saba Software, Inc., a Delaware corporation.

(l)    “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

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(m)    “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(n)    “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

(o)    “Corporate Transaction” means any of the following transactions:

(i)    a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)    the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with the complete liquidation or dissolution of the Company;

(iii)    any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

(iv)    acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

(p)    “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(q)    “Director” means a member of the Board or the board of directors of any Related Entity.

(r)    “Disability” means that a Grantee is permanently unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(s)    “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(t)    “Employee” means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(u)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The

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Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)    In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(w)    “Grantee” means an Employee, Director or Consultant who receives an Award pursuant to an Award Agreement under the Plan.

(x)    “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

(y)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(z)    “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa)    “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb)    “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(cc)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd)    “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(ee)    “Performance Shares” means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

(ff)    “Performance Units” means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(gg)    “Plan” means this 2000 Stock Incentive Plan.

(hh)    “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(ii)    “Related Entity Disposition” means the sale, distribution or other disposition by the Company, a Parent or a Subsidiary of all or substantially all of the interests of the Company, a Parent or a Subsidiary in

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any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity, other than any Related Entity Disposition to the Company, a Parent or a Subsidiary.

(jj)    “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(kk)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(ll)    “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(mm)    “Share” means a share of the Common Stock.

(nn)    “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.  Stock Subject to the Plan.

(a)    Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is Six Million (6,000,000) Shares, plus an annual increase to be added on the first day of the Company’s fiscal year beginning in 2001 equal to five percent (5%) of the number of Shares outstanding as of such date or a lesser number of Shares determined by the Administrator. Notwithstanding the foregoing, subject to the provisions of Section 10, below, of the number of Shares specified above, the maximum aggregate number of Shares available for grant of Incentive Stock Options shall be 6,000,000 Shares, plus an annual increase to be added on the first day of the Company’s fiscal year beginning in 2001 equal to the lesser of (x) 3,000,000 Shares, (y) five percent (5%) of the number of Shares outstanding as of such date, or (z) a lesser number of Shares determined by the Administrator. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b)    Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.  Administration of the Plan.

(a)    Plan Administrator.

(i)    Administration with Respect to Directors and Officers.    With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)    Administration With Respect to Consultants and Other Employees.    With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

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(iii)    Administration With Respect to Covered Employees.    Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv)    Administration Errors.    In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b)    Powers of the Administrator.    Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)    to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)    to determine whether and to what extent Awards are granted hereunder;

(iii)    to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)    to approve forms of Award Agreements for use under the Plan;

(v)    to determine the terms and conditions of any Award granted hereunder;

(vi)    to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

(vii)    to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

(viii)    to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws;
provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

(ix)    to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

5.  Eligibility.    Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

6.  Terms and Conditions of Awards.

(a)    Type of Awards.    The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock,

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Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)    Designation of Award.    Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

(c)    Conditions of Award.    Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(d)    Acquisitions and Other Transactions.    The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e)    Deferral of Award Payment.    The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f)    Award Exchange Programs.    The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

(g)    Separate Programs.    The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(h)    Individual Option and SAR Limit.    The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company shall be one million (1,000,000) Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional one million five hundred thousand (1,500,000) Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and

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SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(i)    Early Exercise.    The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(j)    Term of Award.    The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than six (6) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(k)    Transferability of Awards.    Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee’s Incentive Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Other Awards may be transferred by gift or through a domestic relations order to members of the Grantee’s Immediate Family to the extent provided in the Award Agreement or in the manner and to the extent determined by the Administrator.

(l)    Time of Granting Awards.    The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

7.  Award Exercise or Purchase Price, Consideration and Taxes.

(a)    Exercise or Purchase Price.    The exercise or purchase price, if any, for an Award shall be as follows:

(i)    In the case of an Incentive Stock Option:

(A)    granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B)    granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)    In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator.

(iii)    In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv)    In the case of other Awards, such price as is determined by the Administrator.

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(v)    Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

(b)    Consideration.    Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following; provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i)    cash;

(ii)    check;

(iii)    delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an Applicable Law and would not result in an accounting compensation charge with respect to the use of such promissory note to pay the exercise price unless otherwise determined by the Administrator);

(iv)    surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

(v)    with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(vi)    any combination of the foregoing methods of payment.

(c)    Taxes.    No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

8.  Exercise of Award.

(a)    Procedure for Exercise; Rights as a Stockholder.

(i)    Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii)    An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with

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respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

(b)    Exercise of Award Following Termination of Continuous Service.

(i)    An Award may not be exercised after the expiration date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii)    Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii)    Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9.  Conditions Upon Issuance of Shares.

(a)    Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10.  Adjustments Upon Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar event affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.  Corporate Transactions/Related Entity Dispositions.    Except as may be provided in an Award Agreement:

(a)    Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate if they are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

EXB-9

(b)    Effective upon the consummation of a Related Entity Disposition, for purposes of the Plan and all Awards, the Continuous Service of each Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition shall be deemed to terminate and each Award of such Grantee which is at the time outstanding under the Plan shall be exercisable in accordance with the terms of the Award Agreement evidencing such Award. However, such Continuous Service shall be not to deemed to terminate if such Award is, in connection with the Related Entity Disposition, assumed by the successor entity or its parent.

12.  Effective Date and Term of Plan.    The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13.  Amendment, Suspension or Termination of the Plan.

(a)    The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)    No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)    No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Awards already granted to a Grantee.

14.  Reservation of Shares.

(a)    The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.  No Effect on Terms of Employment/Consulting Relationship.    The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the Company’s right to terminate the Grantee’s Continuous Service at any time, with or without cause.

16.  No Effect on Retirement and Other Benefit Plans.    Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17.  Plan Approval.    The Plan was adopted by the Board in January of 2000 and adopted by the stockholders of the Company in February 2000. On September 17, 2002, the Board approved an amendment to the Plan to adopt a limit on the maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company and certain other administrative provisions to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Code, which amendments are subject to approval by the stockholders of the Company.

EXB-10

This Proxy is solicited on behalf of the Board of Directors

SABA SOFTWARE, INC.
ANNUAL MEETING OF STOCKHOLDERS

November 7, 2002

The undersigned hereby appoints Bobby Yazdani and Geno P. Tolari and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated below all of the shares of common stock of Saba Software, Inc. that the undersigned is entitled to vote at the annual meeting of stockholders to be held at 2400 Bridge Parkway, Redwood Shores, California 94065-1166, on Thursday, November 7, 2002, at 9:00 a.m., Pacific Time, or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PLEASE MARK YOUR CHOICE LIKE THIS ☒ IN BLUE OR BLACK INK                                                                                                        PLAN TO ATTEND THE MEETING

1.	ELECTION OF DIRECTOR. To elect one Class II Director to serve until the 2005 annual meeting of stockholders or until his successor has been elected or appointed. Nominee: Geno P. Tolari

☐  FOR THE NOMINEE                   ☐  WITHHOLD AUTHORITY FOR THE NOMINEE

2.
APPROVAL OF AMENDMENTS TO THE SABA SOFTWARE, INC. 1997 STOCK INCENTIVE PLAN.  To approve amendments to our 1997 Stock Incentive Plan to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Internal Revenue Code of 1986, as amended.

☐  FOR                                       ☐  AGAINST                                       ☐  ABSTAIN

3.
APPROVAL OF AMENDMENTS TO THE SABA SOFTWARE, INC. 2000 STOCK INCENTIVE PLAN.    To approve amendments to our 2000 Stock Incentive Plan to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Internal Revenue Code of 1986, as amended.

☐  FOR                                       ☐  AGAINST                                       ☐  ABSTAIN

4.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment by the Board of Directors of Ernst & Young LLP as our independent auditors for the fiscal year ending May 31, 2003.

☐  FOR                                       ☐  AGAINST                                       ☐  ABSTAIN

Authority is hereby given to the proxies identified on the front of this card to vote in their discretion upon such other business as may properly come before the meeting.
(Please sign exactly as your name appears on this proxy card. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, corporation, trustee or guardian, please give full title as such. If a corporation please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

Date:                     , 2002

Printed Name of Stockholder

Signature

Signature
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE